Cash and Cash Equivalents	12 Months Ended
Dec. 31, 2014
Cash And Cash Equivalents [Abstract]
CASH AND CASH EQUIVALENTS
NOTE 4: CASH AND CASH EQUIVALENTS

Cash and cash equivalents consisted of the following:

	December 31, 2014	December 31, 2013
Cash at banks	$ 27,864	$ 9,152
Short-term deposits	3,013	-
Total cash and cash equivalents	$ 30,877	$ 9,152

The bank accounts are legally owned by the entities referenced in Note 1.

Cash deposits and cash equivalents in excess of amounts covered by government-provided insurance are exposed to loss in the event of non-performance by financial institutions. The Company does maintain cash deposits and equivalents in excess of government-provided insurance limits. The Company also minimizes exposure to credit risk by dealing with a diversified group of major financial institutions.